CSFB 05-5

Group 9

Pay rules

1.

Pay the NAS Priority Amount to the 9N1

2.

Pay sequentially as follows:

a.

Beginning on the Distribution Date in May 2008 pay the lesser of (x) $187,000 and (y) 99.5% of the principal available in step 2 to the 9S1

b.

Pay the 9S2 until retired

c.

Pay the 9S1 until retired

d.

Pay the 9L1 until retired

3.

Pay the 9N1 until retired

Notes

Pxing Speed = 300PSA

NAS bonds = 9N1 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 9N1 Balance/Total Non-PO Balance

Settlement = 5/31/05